SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 29, 2014

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On January 29, 2014, CenterState Banks, Inc. (the “Company” or “CSFL”) announced it entered into an Agreement and Plan of Merger (the “Agreement”) with First Southern Bancorp, Inc. (“FSOB”), whereby FSOB will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. As soon as possible after the Merger, the Company’s wholly owned subsidiary bank, CenterState Bank of Florida, N.A. (“CSB”) and FSOB’s subsidiary bank, First Southern Bank will merge with CSB as the surviving bank.

Under the terms of the Agreement each outstanding share of FSOB common stock will be converted into the right to receive 0.30 shares of CSFL common stock and $3.00 in cash. The Agreement has been unanimously approved by the boards of directors of CSFL and FSOB. The transaction is expected to close in the third quarter of 2014 subject to the satisfaction of customary conditions, including receipt of all required regulatory approvals and CSFL and FSOB shareholder approval.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which will be filed as an Exhibit in a subsequent Form 8-K. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CSFL, FSOB, their respective affiliates and their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 of CSFL that will include a prospectus of CSFL and a joint proxy statement of CSFL and FSOB.

Statements made in this Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the FSOB acquisition and the final determination of the assets and liabilities acquired and their respective valuations. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business - Note about Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 8.01.	Other Events.

The press release issued by CSFL on January 29, 2014 announcing the execution of the Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The investor presentation material to be used by CSFL for its conference call at 10:00 am EST on January 30, 2014 is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The conference call can be accessed (toll free) by dialing 1-866-393-0571 (passcode 52925538). Alternatively, individuals may listen to the live webcast of this call by visiting the link on the Company’s website at www.centerstatebanks.com.

Item 9.01.	Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated January 29, 2014

Exhibit 99.2	Investor presentation materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and
Chief Financial Officer

Date: January 29, 2014

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